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                                                                    EXHIBIT 10.1

            SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         This Sixth Amendment to Amended and Restated Credit Agreement (this "Sixth Amendment") is executed as of October 31, 2001, to be effective as of October 1, 2001 (the "Effective Date"), by and among Prize Energy Resources, L.P., a Delaware limited partnership ("Borrower"), Prize Energy Corp., a Delaware corporation ("Parent"), Fleet National Bank, a national banking association, as Administrative Agent ("Administrative Agent"), and the financial institutions a party hereto as Banks ("Banks").

                                   WITNESSETH:

         WHEREAS, Borrower, Parent, Administrative Agent, the other Agents a party thereto and Banks are parties to that certain Amended and Restated Credit Agreement dated as of February 8, 2000 (as amended, the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

         WHEREAS, pursuant to the Credit Agreement, Banks have made a revolving credit/term loan to Borrower; and

         WHEREAS, Parent and Borrower have requested that Banks (i) amend certain terms of the Credit Agreement in certain respects, and (ii) reaffirm and establish a Borrowing Base of $375,000,000 to be effective as of the Effective Date and continuing until the next Determination; and

         WHEREAS, subject to the terms and conditions set forth herein, Banks have agreed to Parent's and Borrower's requests.

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Parent, Borrower, Administrative Agent and each Bank hereby agree as follows:

         SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Sixth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended effective as of the Effective Date in the manner provided in this Section 1.

         1.1. Amendment to Definitions. The definitions of "Applicable Margin," "Commitment Fee Percentage" and "Loan Papers" contained in Section 2.1 of the Credit Agreement shall be amended to read in full as follows:

                  "Applicable Margin" means, on any date with respect to each Eurodollar Tranche, an amount equal to 1.750%; provided, that, at any time that the Outstanding Credit exceeds $325,000,000, the Applicable Margin will be 2.125%.

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                  "Commitment Fee Percentage" means, for any date, .375%;
         provided, that, at any time that the Outstanding Credit exceeds $325,000,000, the Commitment Fee will be .500%.

                  "Loan Papers" means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Notes, each Facility Guaranty now or hereafter executed (and any ratification thereof), the Mortgages, the Assignments and Amendments to Mortgages, each Parent Pledge Agreement now or hereafter executed, each Subsidiary Pledge Agreement now or hereafter executed, the Borrower Assumption Agreement, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

         1.2. Additional Definition. Section 2.1 of the Credit Agreement shall be amended to add the following definition to such Section:

                  "Qualified Purpose" means the purchase by Borrower of Proved Producing Mineral Interests.

         1.3. Obligation to Lend. Section 3.1(c) of the Credit Agreement shall be amended to read in full as follows:

                  "(c) No Bank will be obligated to lend to Borrower or incur Letter of Credit Exposure under this Section 3.1, and Borrower shall not be entitled to borrow hereunder or obtain Letters of Credit hereunder (i) during the existence of any Borrowing Base Deficiency,
         (ii) in an amount which would cause a Borrowing Base Deficiency, (iii) unless otherwise approved in writing by Required Banks, if the Outstanding Credit prior to giving effect to such Borrowing or issuance of such Letter of Credit exceeds $325,000,000, or (iv) unless otherwise approved in writing by Required Banks, if the funding of such Borrowing or the issuance of such Letter(s) of Credit would cause the Outstanding Credit to exceed $325,000,000. Nothing in this Section 3.1(c) shall be deemed to limit any Bank's obligation to (A) reimburse any Letter of Credit Issuer with respect to such Bank's participation in Letters of Credit issued by such Letter of Credit Issuer as provided in Section 3.1(b), or (B) fund any Refunding Borrowing provided that Borrower is in compliance with Section 5.4."

         1.4. Conditions to Borrowing. Section 7.2 of the Credit Agreement shall be amended to add a new clause (f) thereto which shall read in full as follows:

                  "(f) if either (i) the Outstanding Credit prior to giving effect to such Borrowing or issuance of such Letter(s) of Credit exceeds $325,000,000, or (ii) the funding of such Borrowing or the issuance of such Letter(s) of Credit (as applicable) and all other Borrowings to be made and/or Letter(s) of Credit to be issued (as applicable) on the same day under this Agreement would cause the Outstanding Credit to exceed $325,000,000, Administrative Agent shall have received the prior written consent of Required Banks to such Borrowing or issuance of such Letter(s) of Credit."

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         1.5. Use of Proceeds. Section 10.7 of the Credit Agreement shall be amended to read in full as follows:

                  "SECTION 10.7 Use of Proceeds. The proceeds of Borrowings under the Commitment will not be used for any purpose other than (a) to finance the acquisition, exploration and development of Mineral Interests, (b) to finance the Merger, (c) to refinance existing indebtedness under the Existing Credit Agreements, and (d) for general corporate purposes. Notwithstanding anything to the contrary contained in this Agreement or any other Loan Paper, from and after October 1, 2001, $50,000,000 of the Availability under this Agreement may be utilized by Borrower only for a Qualified Purpose. Borrower agrees that each Request for Borrowing will include, in addition to the information described in Section 3.2, a certification from an Authorized Officer of Borrower as to the purpose and utilization of the proceeds of such Borrowing. Additionally, none of the proceeds of the Loan nor any Letter of Credit issued hereunder will be used, directly or indirectly,
         (i) for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or (ii) in violation of applicable Law or regulation (including, without limitation, the Margin Regulations). Letters of Credit will be issued hereunder only for the purpose of securing bids, tenders, bonds, contracts and other obligations entered into in the ordinary course of business of Borrower or any of its Subsidiaries and to secure Borrower's obligations under Oil and Gas Hedge Transactions required by Section 9.14; provided, that, the aggregate Letter of Credit Exposure of all Banks under all Hedge Transaction Letters of Credit shall not exceed $15,000,000 at any time. Without limiting the foregoing, with the exception of Hedge Transaction Letters of Credit permitted pursuant to the preceding sentence, no Letters of Credit will be issued hereunder for the purpose of or providing credit enhancement with respect to any Debt or equity security of any Credit Party or to secure any Credit Party's obligations with respect to Hedge Transactions other than Hedge Transactions with a Bank or an Affiliate of a Bank."

         SECTION 2. Borrowing Base Effective as of the Effective Date. In reliance on the representations, warranties, covenants and agreements contained in this Sixth Amendment, upon the satisfaction of each condition precedent set forth in Section 3 hereof, the Borrowing Base shall be reaffirmed at $375,000,000 as of the Effective Date and shall remain at $375,000,000 until the next Determination thereafter. Parent, Borrower and the Banks agree that the Determination provided for in this Section 2 shall not be construed or deemed to be a Special Determination for purposes of Section 5.3 of the Credit Agreement.

         SECTION 3. Conditions Precedent. The effectiveness of (a) the amendments to the Credit Agreement contained in Section 1 hereof, and (b) the reaffirmation of the Borrowing Base pursuant to Section 2 hereof, is subject to the satisfaction of each of the following conditions precedent:

         3.1. No Default. No Default or Event of Default shall have occurred which is continuing.

         3.2. Fees. Borrower shall have paid to Administrative Agent any fees payable to Administrative Agent or any Affiliate of Administrative Agent pursuant to this Sixth

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Amendment and any separate agreement between Borrower, Administrative Agent or any Affiliate of Administrative Agent in consideration for providing services in connection with the credit facilities provided by the Credit Agreement.

         3.3. Other Documents. Administrative Agent shall have been provided with such other documents, instruments and agreements, and Parent and Borrower shall have taken such actions, as Administrative Agent may reasonably require in connection with this Sixth Amendment and the transactions contemplated hereby.

         SECTION 4. Representations and Warranties of Borrower. To induce the Banks and Administrative Agent to enter into this Sixth Amendment, Parent and Borrower hereby jointly and severally represent and warrant to the Banks and Administrative Agent as follows:

         4.1. Reaffirm Existing Representations and Warranties. Each representation and warranty of each Credit Party contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in
Section 1 hereof.

         4.2. Due Authorization; No Conflict. The execution, delivery and performance by Parent and Borrower of this Sixth Amendment are within Parent's and Borrower's corporate and partnership powers (as applicable), have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Parent or Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party except Permitted Encumbrances.

         4.3. Validity and Enforceability; Extension of Liens. This Sixth Amendment constitutes the valid and binding obligation of Parent and Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

         4.4. No Default or Event of Default. No Default or Event of Default has occurred which is continuing.

         SECTION 5. Miscellaneous.

         5.1. Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be modified pursuant hereto.

         5.2. Parties in Interest. All of the terms and provisions of this Sixth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         5.3. Legal Expenses. Parent and Borrower hereby jointly and severally agree to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by

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Administrative Agent in connection with the preparation, negotiation and execution of this Sixth Amendment and all related documents.

         5.4. Counterparts. This Sixth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Sixth Amendment until all parties have executed a counterpart. Facsimiles shall be effective as originals.

         5.5. Complete Agreement. THIS SIXTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

         5.6. Headings. The headings, captions and arrangements used in this Sixth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Sixth Amendment, nor affect the meaning thereof.

         5.7. Effectiveness. This Sixth Amendment shall be effective automatically and without necessity of any further action by Borrower, Parent, Administrative Agent or Banks when counterparts hereof have been executed by Borrower, Parent and Required Banks, and all conditions to the effectiveness hereof set forth herein have been satisfied.

         IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.

                           [Signature pages to follow]

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                                 SIGNATURE PAGE
                                       TO
                     SIXTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO

PARENT:

PRIZE ENERGY CORP.,
a Delaware corporation

By: /s/ LON C. KILE
    --------------------------------
    Lon C. Kile,
    President

BORROWER:

PRIZE ENERGY RESOURCES, L.P.,
a Delaware limited partnership

By: Prize Operating Company,
    a Delaware corporation,
    its sole general partner

    By: /s/ LON C. KILE
        ---------------------------
        Lon C. Kile,
        President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                     SIXTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO

ADMINISTRATIVE AGENT:

FLEET NATIONAL BANK,
as Administrative Agent

By: /s/ JEFFREY H. RATHKAMP
    -------------------------------
    Jeffrey H. Rathkamp,
    Vice President

FLEET NATIONAL BANK,
as a Bank

By: /s/ JEFFREY H. RATHKAMP
    -------------------------------
    Jeffrey H. Rathkamp,
    Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                     SIXTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO

FIRST UNION NATIONAL BANK

By: /s/ DAVID E. HUMPHREYS
    -------------------------------
Name: David E. Humphreys
Title: Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                     SIXTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO

CIBC INC.

By: /s/ NORA Q. CATIIS
    -------------------------------
Name: Nora Q. Catiis
Title: Authorized Signatory

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                     SIXTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO

BANK ONE, NA

By:
    -------------------------------
Name:
      -----------------------------
Title:
       ----------------------------

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                     SIXTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO

CHRISTIANIA BANK

By:  /s/ WILLIAM S. PHILLIPS
    -------------------------------
Name: William S. Phillips
Title: First Vice President

By: /s/ PETER M. DODGE
    -------------------------------
Name: Peter M. Dodge
Title: Senior Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                     SIXTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO

BANK OF SCOTLAND

By:
    -------------------------------
Name:
      -----------------------------
Title:
       ----------------------------

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                     SIXTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO

COMERICA BANK - TEXAS

By:  /s/ THOMAS G. RAJAN
    -------------------------------
Name: Thomas G. Rajan
Title: Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                     SIXTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO

FORTIS CAPITAL CORP.

By:   /s/ DARRELL W. HOLLEY
    -------------------------------
Name: Darrell W. Holley
Title: Managing Director

By:   /s/ DEIRDRE SANBORN
    -------------------------------
Name: Deirdre Sanborn
Title: Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                     SIXTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO

THE BANK OF NOVA SCOTIA

By:   /s/ N. BELL
    -------------------------------
Name: N. Bell
Title: Assistant Agent

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                     SIXTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO

THE FROST NATIONAL BANK

By: /s/ JOHN. S. WARREN
    -------------------------------
Name: John. S. Warren
Title: Senior Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                     SIXTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO

BNP PARIBAS

By: /s/ BRIAN MALONE
    -------------------------------
Name: Brian Malone
Title: Managing Director

By: /s/ BETSY JOCHER
    -------------------------------
Name: Betsy Jocher
Title: Vice President

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                     SIXTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO

U.S. BANK NATIONAL ASSOCIATION

By: /s/ M. WARD POLZIN
    -------------------------------
Name: M. Ward Polzin
Title: U.S. Bank

                                [Signature Page]